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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 20, 2003
                                                         -----------------


                         NORTHWEST PIPELINE CORPORATION
             (Exact name of registrant as specified in its charter)


          DELAWARE                      1-7414                  87-0269236
(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
      of incorporation)                                     Identification No.)



      295 CHIPETA WAY                                             84108
    SALT LAKE CITY, UTAH                                        (Zip Code)
(Address of principal executive
          offices)


        Registrant's telephone number, including area code: 801-583-8800

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


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ITEM 9.  REGULATION FD DISCLOSURE

         Northwest Pipeline Corporation wishes to disclose for Regulation FD purposes the following preliminary unaudited financial results for the year ended December 31, 2002:

o Operating revenues of approximately $297.6 million, an increase of approximately $12.4 million, or 4%, over the prior year's operating revenues of $285.2 million, due primarily to facility charge revenues of $3.6 million from incremental projects put into service during 2002, new reservation charges of approximately $1.5 million and higher short-term firm transportation revenues, partially offset by a $1.6 million decrease in tracked fuel costs and Gas Research Institute charges billed to customers. Transportation services accounted for 91% and 93% of operating revenues for the years ended December 31, 2002 and 2001, respectively. Additionally, gas storage services represented 3% of operating revenues in each of the years ended December 31, 2002 and 2001;

o EBITDA of approximately $203.6 million, an increase of approximately $9.5 million, or 5%, over the prior year's EBITDA of $194.1 million;

o Operating income of approximately $144.6 million, an increase of approximately $9.2 million, or 7%, over the prior year's operating income of $135.4 million, due to the higher revenues discussed above, partially offset by higher operating expenses of $3.2 million, which included $3.9 million related to an enhanced-benefit early retirement option offered to certain Williams employee groups; and

o Net income of approximately $80.6 million, an increase of approximately $13.6 million, or 20%, over the prior year's net income of $67.0 million, due to the reasons discussed above combined with reduced charitable contributions and lower interest charges.

         Northwest Pipeline Corporation also wishes to disclose for Regulation FD purposes its press release dated February 20, 2003, filed herewith as Exhibit 99.1.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             NORTHWEST PIPELINE CORPORATION


                                             By: /s/ Brian K. Shore
                                                 -------------------------------
                                             Name:  Brian K. Shore
                                             Title: Corporate Secretary


Dated:  February 20, 2003

                                       2

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                                INDEX TO EXHIBITS


EXHIBIT
NUMBER           DESCRIPTION
-------          -----------
   99.1          Copy of Northwest Pipeline Corporation's press release dated
                 February 20, 2003.